UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
July 1, 2024

ORRSTOWN FINANCIAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-34292	23-2530374
(State or other jurisdiction of incorporation)	(SEC File Number)	(IRS Employer Identification No.)

4750 Lindle Road	Harrisburg	Pennsylvania	17111
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:	717	532-6114

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value	ORRF	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K/A (“Amendment No. 1”) is being filed with the Securities and Exchange Commission (the “SEC”) solely to amend and supplement Item 9.01 of the Current Report on Form 8-K (the “Original 8-K”) filed by Orrstown Financial Services, Inc. (“Orrstown”) on July 1, 2024, reporting the completion of its previously announced merger of equals (the “Merger”) with Codorus Valley Bancorp, Inc. (“Codorus Valley”). Under Item 9.01 of the Original 8-K, Orrstown stated that (a) the financial statements of Codorus Valley required by Item 9.01(a) of Current Report on Form 8-K would be filed by amendment no later than 71 calendar days after the date that the Original 8-K was required to be filed, and (b) the pro forma consolidated financial information required by Item 9.01(b) of Current Report on Form 8-K would be filed by amendment no later than 71 calendar days following the date that the Original 8-K was required to be filed. No other changes have been made to the Original 8-K.
The pro forma financial information included in this Amendment No. 1 has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual operations that Orrstown and Codorus Valley would have achieved had the companies been combined during the periods presented in the pro forma financial information, and is not intended to project the future results of operations that the combined company may achieve after completion of the Merger.

Item 9.01    Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.
The audited consolidated balance sheets of Codorus Valley as of December 31, 2023 and 2022, the related audited consolidated statements of income, consolidated statements of comprehensive income, consolidated statements of changes in shareholders’ equity, and consolidated statements of cash flows of Codorus Valley for the years ended December 31, 2023 and 2022 attached hereto as Exhibit 99.1 and incorporated herein by reference.
The unaudited interim consolidated financial statements of Codorus Valley as of and for the three-month periods ended March 31, 2024 and 2023, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b) Pro Forma Financial Information
The unaudited pro forma combined consolidated financial information of Orrstown and Codorus Valley as of and for the three months ended March 31, 2024, and for the year ended December 31, 2023, and the notes related thereto, is attached hereto as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits
The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1
Audited consolidated balance sheets of Codorus Valley as of December 31, 2023 and 2022, the related audited consolidated statements of income, consolidated statements of comprehensive income, consolidated statements of changes in shareholders’ equity, and consolidated statements of cash flows of Codorus Valley for the years ended December 31, 2023 and 2022 incorporated by reference to the annual report Form 10-K filed March 12, 2024, by Codorus Valley.

99.2
Unaudited interim consolidated financial statements of Codorus Valley as of and for the three-month periods ended March 31, 2024 and 2023 incorporated by reference to the quarterly report Form 10-Q filed on May 6, 2024, by Codorus Valley.

99.3	Unaudited pro forma combined consolidated financial information of Orrstown and Codorus Valley as of and for the three months ended March 31, 2024, and for the year ended December 31, 2023.

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ORRSTOWN FINANCIAL SERVICES, INC.

Date: September 17, 2024	By:	/s/ Neelesh Kalani
Neelesh Kalani Executive Vice President and Chief Financial Officer (Duly Authorized Representative)